Exhibit 99.1

INDEMNIFICATION AGREEMENT (the “Agreement”)
dated BLANK (the “Agreement Date”)
by and between 4 KIDS ENTERTAINMENT, INC.,
a New York corporation (including any successors thereto, the “Company”) and
BLANK (“Indemnitee”).

        Competent and experienced persons are reluctant to serve or to continue to serve corporations as directors, officers, or in other capacities unless they are provided with adequate protection through insurance or indemnification (or both) against claims and actions against them arising out of their service to, and activities on behalf of, those corporations.

        The Board of Directors of the Company (the “Board”) has determined that the continuation of present trends in litigation will make it more difficult to attract and retain competent and experienced persons, that this situation is detrimental to the best interests of the Company’s stockholders, and that the Company should act to assure its directors and officers that there will be increased certainty of adequate protection in the future.

        It is reasonable, prudent, and necessary for the Company to obligate itself contractually to indemnify its directors and officers to the fullest extent permitted by applicable law in order to induce them to serve or continue to serve the Company.

        Indemnitee is willing to serve and continue to serve the Company on the condition that Indemnitee be indemnified to the fullest extent permitted by law.

        Concurrently with the execution of this Agreement, Indemnitee is agreeing to serve or to continue to serve as a director or officer of the Company.

        NOW, THEREFORE, in consideration of the foregoing premises, Indemnitee’s agreement to serve or continue to serve as a director or officer of the Company, and the covenants contained in this Agreement, the Company and Indemnitee hereby covenant and agree as follows:

1.     Certain Definitions. For purposes of this Agreement:

    (a)        Affiliate shall mean any Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Person specified.

    (b)        Change of Control shall mean the occurrence of any of the following events:

    (i)        The acquisition after the Agreement Date by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) ( a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this paragraph (i), the following acquisitions shall not constitute a Change of Control: any acquisition directly from the Company or any Subsidiary thereof; any acquisition by the Company or any Subsidiary thereof; any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company; or any acquisition by any entity or its security holders pursuant to a transaction which complies with clauses (A), (B), and (C) of paragraph (iii) below;

    (ii)        Individuals who, as of the Agreement Date, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Agreement Date whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

    (iii)        Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or an acquisition of assets of another corporation (a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly or through one or more subsidiaries) (B) no Person (excluding any employee benefit plan or related trust) of the Company, or the corporation resulting from such Business Combination, beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Company existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were the members of the Incumbent Board; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

    (c)        Claim shall mean any threatened, pending, or completed action, suit, or proceeding(including, without limitation, securities laws actions, suits, and proceedings and also any cross claim or counterclaim in any action, suit, or proceeding), whether civil, criminal, arbitral, administrative, or investigative in nature, or any inquiry or investigation (including discovery), whether conducted by the Company or Person, that Indemnitee in good faith believes could reasonably be expected to lead to the institution of any action, suit, or proceeding.

    (d)        Expenses shall mean all reasonable costs, expenses (including attorneys’ and expert witnesses’ fees), and obligations paid or incurred in connection with investigating, defending, (including affirmative defenses and counterclaims), being a witness in, or participating in (including on appeal), or preparing to defend, be a witness in, or participate in, any Claim relating to any Indemnifiable Event.

    (e)        Indemnifiable Event shall mean any actual or alleged act, omission, statement, misstatement, event, or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent, or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, trustee, employee, agent, or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or by reason of an actual or alleged thing done or not done by Indemnitee in any such capacity, but shall exclude acts or omissions to the extent that they are finally determined by a court of competent jurisdiction (after exhaustion of all appeals) to have resulted from the gross negligence, misconduct, fraud or a knowing violation of law by Indemnitee and was material to the Claim relating to an Indemnifiable Event. Without limiting the foregoing, an Indemnifiable Event also shall include (i) any event or occurrence which relates to the business of the Company or any of its subsidiaries or the operations thereof at any time prior to the time that Indemnitee became an officer or director of the Company and (ii) any alleged or actual material misrepresentations or omission in any filings made by the Company with the Securities and Exchange Commission prior to the time that Indemnitee became an officer or director of the Company or in the Company’s Form 10, or any amendments thereto. For purposes of this Agreement, the Company agrees that Indemnitee’s service on behalf of or with respect to any Subsidiary or employee benefit plan of the Company or any Subsidiary of the Company shall be deemed to be at the request of the Company.

    (f)        Indemnifiable Liabilities shall mean all Expenses and all other liabilities, damages (including, without limitation, punitive, exemplary, and the multiplied portion of any damages (unless indemnification for such damages is not permitted by law), judgments, payments, fines or penalties (unless indemnification for such fines or penalties is not permitted by law), amounts paid in settlement, and awards paid or incurred that arise out of, or in any way relate to, any Indemnifiable Event.

    (g)        Person shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated association, or other form of business or legal entity or governmental entity.

    (h)        Potential Change of Control shall be deemed to have occurred if: (i) the Company enters into an agreement, the consummation of which would result in the occurrence of a Change of Control, (ii) any Person (including the Company) publicly announces an intention to take actions that, if consummated, would constitute a Change of Control and the success and consummation of such intention reasonably appears to be more likely than not, or (iii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change of Control has occurred, except in each case for a transaction in which an Indemnitee is participating as an active principal and not solely as a result of such Indemnitee’s position as a director or officer.

            (i) Reviewing Party shall mean a member or members of the Board who are not parties to the particular Claim for which Indemnitee is seeking indemnification or if a Change of Control has occurred or if there is a Potential Change of Control and Indemnitee so requests, or if the members of the Board so elect, or if all of the members of the Board are parties to such Claim, Special Counsel.

            (j) Special Counsel shall mean special, independent legal counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed material services for the Company or for Indemnitee within the last three years (other than as Special Counsel under this Agreement or similar agreements).

            (k) Subsidiary shall mean, with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

2.     Indemnification and Expense Advancement.

    (a)        The Company shall indemnify Indemnitee and hold Indemnitee harmless to the fullest extent permitted by law, as soon as practicable, but in no event later than 30 days after written demand is presented to the Company, from and against any and all Indemnifiable Liabilities. Notwithstanding the foregoing, the obligations of the Company under this Section 2(a) shall be subject to the condition that the Reviewing Party shall not have determined (in a written opinion, in any case in which Special Counsel is involved) that Indemnitee is not permitted to be indemnified under applicable law. Nothing contained in this Agreement shall require any determination under this Section 2(a) to be made by the Reviewing Party prior to the disposition or conclusion of the Claim against the Indemnitee.

(b)     If so requested by Indemnitee, the Company shall advance to Indemnitee all reasonable expenses incurred by Indemnitee to the fullest extent permitted by law (or, if applicable, reimburse Indemnitee for any and all reasonable Expenses incurred by Indemnitee and previously paid by Indemnitee) within ten business days after such request (an “Expense Advance”) and delivery by Indemnitee of an undertaking to repay Expense Advances if and to the extent such undertaking is required by applicable law prior to the Company’s payment of Expense Advances. The Company shall be obligated from time to time at the request of Indemnitee to make or pay an Expense Advance in advance of the final disposition or conclusion of any Claim. In connection with any request for an Expense Advance, if requested by the Company, Indemnitee or Indemnitee’s counsel shall submit an affidavit stating that the Expenses to which the Expense Advance relate are reasonable. Any dispute as to the reasonableness of any Expense shall not delay an Expense Advance by the Company. If, when, and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be indemnified with respect to a Claim under applicable law or the amount of the Expense Advance was not reasonable, the Company shall be entitled to be reimbursed by Indemnitee and Indemnitee hereby agrees to reimburse the Company without interest (which agreement shall be an unsecured obligation of Indemnitee) for (x) all related Expense Advances theretofore made or paid by the Company in the event that it is determined that indemnification would not be permitted or (y) the excessive portion of any Expense Advances in the event that it is determined that such Expense Advances were unreasonable, in either case, if and to the extent such reimbursement is required by applicable law; provided, however, that if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law, or that the Expense Advances were reasonable, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law or that the Expenses Advances were unreasonable shall not be binding, and the Company shall be obligated to continue to make Expense Advances until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed), which determination shall be conclusive and binding. If there has been a Potential Change of Control or a Change of Control, the Reviewing Party shall be advised by or, if Indemnitee so requests, shall be Special Counsel. If there has been no determination by the Reviewing Party or if the Reviewing Party determines that Indemnitee substantively is not permitted to be indemnified in whole or part under applicable law or that any Expense Advances were unreasonable, Indemnitee shall have the right to commence litigation in any court in the State of New York having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any such determination by the Reviewing Party or any aspect thereof, and the Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee.

    (c)        Nothing in this Agreement, however, shall require the Company to indemnify Indemnitee with respect to any Claim initiated by Indemnitee, other than a Claim solely seeking enforcement of the Company’s indemnification obligations to Indemnitee or a Claim authorized by the Board. Nothing in this Agreement shall limit the right of Indemnitee from pursuing and obtaining relief on account of any Claim against the Company which is not subject to this Agreement.

    (d)        (i) The Company currently maintains and has provided to the Indemnitee a true and correct copy of the Directors and Officers Liability Insurance policy (the “Current Policy”) that will provide coverage to the Indemnitee commencing on the date of this Agreement. In the event that the Company changes the limits of liability, deductibles or any other material term and condition of the Company’s Directors and Officers Liability Insurance coverage (“D&O Insurance”), or such D & O Insurance is terminated or cancelled by the Company or any insurance company providing D & O Insurance coverage to the Company, the Company shall provide Indemnitee with written notice of such D & O Insurance policy modification, termination or cancellation within two (2) business days of the occurrence of such event. Such written notice shall be sent by e-mail with a follow-up copy by either regular or overnight mail to Indemnitee at Indemnitee’s then current address.

    (ii)        Subject to provisions of Section 4 hereof, the Company agrees that for a period of not less than three years after the date on which the Indemnitee ceases to serve as a Director or executive officers of the Company, the Company shall maintain either (x) D&O Insurance or (y) a “run-off endorsement” that provides D&O Insurance coverage to the Indemnitee for events arising during the term of Indemnitee’s service as a Director or executive officers of the Company. Such D&O Insurance or run-off endorsement, as the case may be, shall provide Indemnitee with substantially the same D&O Insurance coverage (including limits of liability, deductibles and terms and conditions of coverage) as is in effect on the date immediately prior to the date when Indemnitee ceased being a Director or executive officers of the Company.

3.     Change of Control. The Company agrees that, if there is a Potential Change of Control, or a Change of Control, and if Indemnitee requests in writing that Special Counsel be the Reviewing Party, then Special Counsel shall be the Reviewing Party. In such a case, the Company agrees not to request or seek reimbursement from Indemnitee of any indemnification payment or Expense Advances unless Special Counsel has rendered its written opinion to the Company and Indemnitee: (i) that the Company was not or is not permitted under applicable law to pay Indemnitee and to allow Indemnitee to retain such indemnification payment or Expense Advances or (ii) that such Expense Advances were unreasonable. However, if Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee could be indemnified under applicable law or that the Expense Advances were reasonable, any determination made by Special Counsel that Indemnitee would not be permitted to be indemnified under applicable law or that the Expense Advances were unreasonable shall not be binding, and Indemnitee shall not be required to reimburse the Company for any Expense Advance, the Company shall be obligated to continue to make Expense Advances, until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed), which determination shall be conclusive and binding. The Company agrees to pay the reasonable fees of Special Counsel and to indemnify Special Counsel against any and all expenses (including reasonable attorneys’ fees), claims, liabilities, and damages arising out of or relating to this Agreement or Special Counsel’s engagement pursuant hereto.

4. Company’s Obligations on a Change of Control.

    (a)        In the event of a Potential Change of Control, or a Change of Control, the

Company shall take either of the following actions to assure that Indemnitee retains insurance coverage under the Company’s Directors and Officers Liability Insurance Policy (“D&O Policy”):

    (i)        the Company, on behalf of Indemnitee and all other directors and executive officers of the Company, shall obligate any Person assuming control of the Company to maintain in effect for the Specified Period (as defined below in Section (4)(c)) after the Change of Control a D&O Policy covering Indemnitee and all other current and former officers and directors with the same coverage, limits of liability and deductibles and substantially the same terms and conditions as the Company’s D&O Policy in effect immediately prior to the date upon which the Board approved or recommended that Shareholders of the Company approve the Change of Control transaction or in effect on the date immediately prior to the Change of Control, whichever is more favorable to Indemnitee.

    (ii)        the Company shall purchase on behalf of Indemnitee and such other members of the Incumbent Board and the executive officers a D&O Policy a “run-off” endorsement that shall provide Indemnitee with D&O Liability Insurance coverage for the Specified Period after the Change of Control under the same terms and conditions as the Company’s D&O Policy in effect prior to the date upon which the Board approved or recommended that Shareholders of the Company approve the Change of Control transaction or the date of the Change of Control, whichever is more favorable to Indemnitee. If the Company elects to purchase the D&O Policy “run-off” endorsement, the Company shall pay the full premium for the D&O Policy “run-off” endorsement prior to consummation of the Change of Control.

Any agreement between the Company and any Person assuming control of the Company after a Change of Control shall expressly provide that (u) the Person assuming control of the Company be obliged to fulfill the obligations set forth in this Section 4(a) (collectively “Section 4(a) Obligations”), (v) that Indemnitee is a third party beneficiary of such agreement with respect to such Section 4(a) Obligations and (w) that Indemnitee shall have the right to sue under and enforce such agreement with respect to such Paragraph 4(a) Obligations.

    (b)        If a Claim has been asserted against Indemnitee prior to the effective time of the Change of Control and the insurer under the Company’s D&O Policy does not confirm in writing, in form and substance reasonably satisfactory to both a majority of the Board and Indemnitee that (x) such Claim is covered by the Company’s D&O Policy and (y), the insurer is obliged to defend Indemnitee with respect to such pending Claim asserted against Indemnitee (such confirmation being called the (“Required Confirmation”), then the Company, shall implement Section 4(e) below. If a majority of the Board determines that the Required Confirmation has been received from the insurer but Indemnitee determines that the written confirmation from the insurer is not reasonably satisfactory to Indemnitee, the Board and Indemnitee shall appoint a Special Counsel who shall then determine whether Company shall be required to implement Section 4(e) below. The Company shall take all actions necessary to assure that the insurer of its D&O Policy has had adequate time to respond to the request for Required Confirmation prior to the consummation of a Change of Control. The Company’s obligations pursuant to this Section 4(b) are in addition to the Company’s obligations set forth in Section 4(a).

    (c)        As used in this Agreement, the term “Specified Period” means three years provided that such coverage under the D&O Policy for such Claim remains in effect until such Claim is finally resolved pursuant to a nonappealable order or binding agreement to which Indemnitee is a party; provided, further, that if a D&O Policy “run-off” endorsement is readily available for five (5) years and is not more than twenty (20%) more in price than the D&O Policy “run-off” endorsement for three (3) years, the Specified Period with respect to the D&O Policy “run-off” endorsement shall be five (5) years.

    (d)        Subject to applicable law, in the event that a claim is asserted against Indemnitee with respect to which Indemnitee is incurring Expenses, Indemnitee shall have the right, by delivering a written notice to the Company, to require Company to pay all such Expenses directly to such parties rendering services to Indemnitee (“Suppliers”) in connection with any Claim. If Indemnitee elects to require the Company to pay such Expenses directly to the Suppliers, the Company shall send a written notice to each such Supplier of services to Indemnitee acknowledging that Company is primarily liable for the payment of such Expenses. Notwithstanding anything herein to the contrary, in the event that the Company has provided Indemnitee with Expense Advances, such Expense Advances shall be used by Indemnitee to pay any Expenses incurred by Indemnitee before the Company shall be obliged to pay such Expenses on behalf of Indemnitee. Notwithstanding anything herein to the contrary, in the event that the insurance companies providing Company with D&O coverage have acknowledged coverage with respect to any Claim and are paying the Expenses for Indemnitee, Company shall not be required to advise the Suppliers in writing that Company will be primarily liable for payment of the Expenses of Indemnitee.

    (e)        In the event that any Expenses incurred (or to be incurred) by Indemnitee in connection with a Claim are not or are reasonably expected not to be covered by the Company’s D&O Policy, Indemnitee shall have the right to require that the Company, prior to the consummation of the Change of Control, place in escrow an amount reasonably sufficient to cover the Expenses that Indemnitee is likely to incur in connection with such Claim. The Company and Indemnitee shall negotiate in good faith with respect to the amount to be placed in escrow for the benefit of Indemnitee to cover Indemnitee’s Expenses. In the event that Company and Indemnitee do not reach agreement within five (5) business days either as to the insurer’s willingness to provide coverage for such Expenses or as to the amount to be placed in the escrow account for the benefit of Indemnitee to cover Indemnitee’s reasonable Expenses, the issue of coverage of such Expenses or the amount to be placed in escrow to cover Indemnitee’s reasonable Expenses shall be determined by Special Counsel. All negotiations between Indemnitee and the Company, and all matters referred to Special Counsel, shall take place within sufficient time prior to the Change of Control so that the coverage issue and the amount required to be placed in escrow are determined at a time so that funds are deposited into escrow by the Company prior to consummation of the Change of Control.

    (f)        Notwithstanding anything herein to the contrary, if as a result of a proposed Change of Control, the Company will not be the surviving entity, Indemnitee shall have the right, to be exercised by delivering a written notice to the Company, to require the Company to purchase on behalf of Indemnitee, and prepay the cost of a D&O Policy “run-off” endorsement for the Specified Period, such purchase and payment to be made prior to consummation of the Change of Control. If prior to the effective time of the Change of Control a Claim has been asserted against Indemnitee, then the Company shall comply with the terms of Section 4(a)(ii) above, except that if the insurer under the Company’s D&O Policy does not provide the Required Confirmation, then the Company, in addition to complying with Section 4(a)(ii) above, shall comply with Section 4(e). The Company shall take all actions necessary to assure that the insurer of its D&O Policy has had adequate time to provide the Required Confirmation prior to the consummation of a Change of Control.

    (g)        Nothing required or described in this Section 4, including, without limitation, the purchase of any insurance policy or endorsement, the creation of escrow, or the decision or action of any insurer, shall relieve or limit the Company’s obligation to indemnify Indemnitee as provided in this Agreement.

5.     Indemnification for Additional Expenses. The Company shall indemnify Indemnitee against any and all costs and expenses (including reasonable attorneys’ and expert witnesses’ fees) and, if requested by Indemnitee, shall (within five business days of that request) advance those costs and expenses to Indemnitee that are incurred by Indemnitee if Indemnitee, whether by formal proceedings or through demand and negotiation without formal proceedings: (a) seeks to enforce Indemnitee’s rights under this Agreement; (b) seeks to enforce Indemnitee’s rights to expense advancement or indemnification under any other agreement or provision of the Company’s Certificate of Incorporation, as the same may have been amended from time to time (the “Certificate of Incorporation”), or the Company’s Bylaws (the “Bylaws”) now or hereafter in effect relating to Claims for Indemnifiable Events; or (c) seeks recovery under any directors’ and officers’ liability insurance policies maintained by the Company, in each case regardless of whether Indemnitee ultimately prevails; provided that a court of competent jurisdiction has not found Indemnitee’s claim for indemnification or expense advancements under the foregoing clauses (a), (b) or (c) to be frivolous, presented for an improper purpose, without evidentiary support, or otherwise sanctionable under Federal Rule of Civil Procedure No. 11 or an analogous rule or law, or beyond the scope of indemnification permitted by the Business Corporation Law of the State of New York, (“Business Corporation Law”), and provided, further, that if a court makes such a finding, Indemnitee shall reimburse the Company for all amounts previously advanced to Indemnitee pursuant to this Section 5.

6.     Partial Indemnity. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some, but not all, of Indemnitee’s Indemnifiable Liabilities, the Company shall indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

7. Contribution.

    (a)        To the extent the indemnification provided for under any provision of this Agreement is determined in the manner hereinabove provided not to be permitted under applicable law, the Company, in lieu of indemnifying Indemnitee shall, to the extent permitted by law, contribute to the amount of any and all Indemnifiable Liabilities incurred or paid by Indemnitee for which such indemnification is not permitted. The amount the Company contributes shall be in such proportion as is appropriate to reflect the relative fault of Indemnitee, on the one hand, and the Company and any and all other parties (including officers and directors of the Company other than Indemnitee) who may be at fault (collectively, including the Company, the “Third Parties”), on the other hand.

    (b)        The relative fault of the Third Parties and the Indemnitee shall be determined by reference to the relative fault of Indemnitee as determined by the court or other governmental agency or to the extent such court or other governmental agency does not apportion relative fault, by the Reviewing Party (which shall include Special Counsel) after giving effect to, among other things, the relative intent, knowledge, access to information, and opportunity to prevent or correct the relevant events, of each party, and other relevant equitable considerations. The Company and Indemnitee agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 7(b).

8.     No Presumption. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere, or its equivalent, or an entry of an order or probation prior to judgment shall not create a presumption (other than a presumption arising as a matter of law that the parties may not contractually agree to disregard) that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

9.    Non-exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Bylaws or the Certificate of Incorporation or the Business Corporation Law or otherwise. To the extent that a change in the Business Corporation Law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Bylaws or the Certificate of Incorporation and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by that change. Indemnitee’s rights under this Agreement shall not be diminished by any amendment to the Certificate of Incorporation or Bylaws, or of any other agreement or instrument to which Indemnitee is not a party, and shall not diminish any other rights that Indemnitee now or in the future has against the Company.

10.     Period of Limitations. No action, lawsuit, or proceeding may be brought against Indemnitee or Indemnitee’s spouse, heirs, executors, or personal or legal representatives, nor may any cause of action be asserted in any such action, lawsuit, or proceeding, by or on behalf of the Company, after the expiration of two years after the statute of limitations commences with respect to Indemnitee’s act or omission that gave rise to the action, lawsuit, proceeding, or cause of action; provided, however, that if any shorter period of limitations is otherwise applicable to any such action, lawsuit, proceeding, or cause of action, the shorter period shall govern.

11.     Amendments. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all of the parties hereto. No waiver of any provision of this Agreement shall be effective unless in a writing signed by the party or parties granting the waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall that waiver constitute a continuing waiver.

12.     Other Sources. Indemnitee shall not be required to exercise any rights that Indemnitee may have against any other Person (for example, under an insurance policy) before Indemnitee enforces his rights under this Agreement. However, to the extent the Company actually indemnifies Indemnitee or advances him Expenses, the Company shall be subrogated to the rights of Indemnitee and shall be entitled to enforce any such rights which Indemnitee may have against third parties. Indemnitee shall assist the Company in enforcing those rights if it pays his costs and expenses of doing so. If Indemnitee is actually indemnified or advanced Expenses by any third party, then, for so long as Indemnitee is not required to disgorge the amounts so received, to that extent the Company shall be relieved of its obligation to indemnify Indemnitee or advance Indemnitee Expenses.

13.     Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by merger or consolidation), spouses, heirs, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or another enterprise at the Company’s request.

14.     Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, that provision shall be fully severable; this Agreement shall be construed and enforced as if that illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of that illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

15.     Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of law.

16.     Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.     Notices. Whenever this Agreement requires or permits notice to be given by one party to the others, such notice must be in writing to be effective and shall be deemed delivered and received by the party to whom it is sent upon actual receipt (by any means) of such notice. Receipt of a notice by the Secretary of the Company shall be deemed receipt of such notice by the Company.

18.     Complete Agreement. This Agreement constitutes the complete understanding and agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof, other than any indemnification rights that Indemnitee may enjoy under the Certificate of Incorporation, the Bylaws, or the Business Corporation Law.

19.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

        IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.